Segment Information	12 Months Ended
Dec. 31, 2024
Segment Information [Abstract]
Segment Information

17. Segment Information

The Company applies ASC 280, Segment Reporting, in determining its reportable segments. The Company has four reportable segments: equipment sales, hosting, mining pool business and mining. The guidance requires that segment disclosures present the measure(s) used by the Chief Operating Decision Maker (“CODM”) to decide how to allocate resources and for purposes of assessing such segments’ performance. The Company’s CODM is comprised of several members of its executive management team who use revenue and cost of revenues of our four reporting segments to assess the performance of the business of our reportable operating segments. As a result, the Company has four reportable segments, including equipment sales, hosting, mining pool business and mining.

The following table details revenue and cost of revenues for the Company’s reportable segments for the year ended December 31, 2024, 2023 and 2022, and reconciles to net income (loss) in the consolidated statements of operations:

	For the year ended December 31,
	2022	2023	2024
	US$	US$	US$
Reportable segment revenue:
Revenue – sales of products	$8,626	$4,802	$2,503
Revenue – hosting service	1,303	366	52
Revenue – mining pool	676	308	69
Revenue – mining revenue	33	1,300	2,919
Total segment and consolidated revenue	10,638	6,776	5,543
Reportable segment cost of revenue
Cost of revenues – sales of products	7,748	4,290	2,276
Cost of revenues – hosting service	1,054	329	38
Cost of revenues – mining pool	676	308	68
Cost of revenues – mining revenue	20	1,392	4,171
Total segment and consolidated cost of revenues	9,498	6,319	6,553
Reconciling Items:
Selling, general and administrative expenses	(7,178)	(6,837)	(6,257)
Research development expenses	(476)	(853)	(642)
Impairment of long-lived assets	(951)	(138)	—
Other income/(expense)	(1,380)	1,251	2,023
Income tax expense	—	—	—
Net loss	$(8,845)	$(6,120)	$(5,886)